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                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 28, 2005


                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)

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
    Delaware                     333- 127233                      13-3416059
(State or other                  (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)
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
            250 Vesey Street
   4 World Financial Center 10th Floor
           New York, New York                                             10080
(Address of principal executive offices)                                Zip Code
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events.

     This Amendment No. 1 to the Report on Form 8-K of Merrill Lynch Mortgage Investors, Inc. amends and replaces Exhibit 4.1 to the 8-K filed on January 12, 2006.

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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          4.1 Pooling and Servicing Agreement, dated as of December 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, National City Home Loan Services, Inc., as Servicer, LaSalle Bank National Association, as Master Servicer and Securities Administrator, Wilshire Credit Corporation, as Special Servicer, and Citibank, N.A., as Trustee.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Matthew Whalen
                                            ------------------------------------
                                        Name: Matthew Whalen
                                        Title: President

Date: January 17, 2006

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                                  EXHIBIT INDEX

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
Exhibit No.                         Description                         Page No.
-----------                         -----------                         --------
4.1           Pooling and Servicing Agreement, dated as of December
              1, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, National City Home Loan Services, Inc., as Servicer, LaSalle Bank National Association, as
              Master Servicer and Securities Administrator, Wilshire
              Credit Corporation, as Special Servicer, and Citibank,
              N.A., as Trustee.
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